UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

W.W. GRAINGER, INC.

(Exact name of Registrant as Specified in Charter)

Illinois	1-5684	36-1150280
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on February 14, 2020, W.W. Grainger, Inc. (the “Company”) as borrower, entered into a five-year syndicated revolving credit facility agreement (the “Credit Facility”) with the financial institutions and other lenders named therein (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent. Pursuant to the Credit Facility, the Company and certain of its subsidiaries may obtain loans in various currencies on a revolving basis in an aggregate amount not exceeding the U.S. Dollar equivalent of $1,250,000,000, which amount may be increased from time to time up to $1,875,000,000 at the request of the Company, subject to obtaining additional commitments and other customary conditions. The material terms of the Credit Facility are described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 14, 2020, and such description is hereby incorporated by reference.

On March 26, 2020, the Company provided notice to the Lenders to borrow approximately $1 billion under the Credit Facility (the “Drawdown”). The Company borrowed under the Credit Facility as a proactive measure to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the COVID-19 pandemic. The Company intends to use the proceeds borrowed for general corporate purposes.

On March 31, 2020, the Company received the funds from the Drawdown and issued a press release announcing the Drawdown. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated March 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2020

W.W. GRAINGER, INC.

	By:	/s/ Hugo Dubovoy, Jr.
Hugo Dubovoy, Jr.
Vice President, Corporate Secretary